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                                                         Exhibit (10)(i)(A)(iii)

                                    AGREEMENT
                                    ---------


Morry, this will confirm our 6/25/91 agreement regarding my continuing employment as an American Greetings Corporation (AG) officer and employee:

On 6/24/96, AG will pay Groetzinger $250,000, less normal withholdings. If prior to 6/24/96, Groetzinger dies, becomes disabled, is terminated or is otherwise no longer an AG employee, AG shall pay Groetzinger, his trust, estate or other designee a PRO RATA portion of such $250,000. Provided AG shall owe Groetzinger none of the $250,000 if prior to 6/24/96 he unilaterally and voluntarily leaves AG's employ, without having been terminated, whether constructively or otherwise. Beginning 4/25/96, Groetzinger's base salary will not be less than the then current base salary + $50,000.

         AMERICAN GREETINGS CORPORATION



By:
    ----------------------------------       ----------------------------------
    Morry Weiss, President & CEO             Jon Groetzinger, Jr.


Dated:  7/17/91



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This will confirm our agreement that American Greetings' payment of $250,000, less normal withholdings, to Jon Groetzinger, Jr., previously payable on 6/24/96 under our agreement of 6/25/91, will not be payable until, and will be paid on, 1/2/98. However, the $250,000 will be considered fully earned as of 6/24/96.

If prior to 1/2/98 Groetzinger dies, becomes disabled, is terminated or is otherwise no longer an AG employee, AG shall, within ten days of such date, pay Groetzinger, his trust, estate or other designee a PRO RATA portion of such $250,000 if such event occurs prior to 6/24/96 and the full amount if such event occurs between 6/24/96 and 1/2/98. AG shall, however, owe Groetzinger none of the $250,000 if prior to 6/24/96, he unilaterally and voluntarily leaves AG's employ, without having been terminated, whether constructively or otherwise.

During the period from 6/24/96 to 1/2/98, the $250,000 will earn a return equal to the highest return of the investment vehicle options available under the Company's Deferred Compensation Plan during the same period. Such return will be paid to Groetzinger, his trust, estate or other designee, as the case may be, on the same date that the $250,000 is paid.

All other provisions of our 6/25/91 agreement remain unchanged and in effect.



AMERICAN GREETINGS CORPORATION

By:
    --------------------------------                ---------------------------
    Morry Weiss, Chairman & CEO                     Jon Groetzinger, Jr.

    Dated: February 21, 1994



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                                    AMENDMENT
                                    ---------



Under our 6/25/91 agreement, beginning 6/25/96, Jon Groetzinger's base salary will not be less than his then-current base salary + $50,000.

This will confirm our agreement that such new base salary will be earned daily on a PRO RATA basis, but American Greetings Corp. will defer payment of $76,301.00 ([$50,000/365 da.] * 557 da. {6/25/96-1/2/98}) to Groetzinger until
1/2/98.

If prior to 1/2/98, Groetzinger dies, becomes disabled, is terminated or is otherwise no longer an AG employee, AG shall, within ten days of such date, pay Groetzinger, his trust, estate or other designee a PRO RATA portion of such $76,301.00 if such event occurs prior to 1/2/98.

During the period 6/25/96 to 1/2/98, the earned portion of the $76,301.00 will earn a return equal to the highest return each month of the investment vehicle options available each month under the Company's Deferred Compensation Plan during the same period. AG will pay such return to Groetzinger, his trust, estate or other designee, as the case may be, on the same date that such deferred base salary is paid.

All other provisions of our 6/25/91 agreement and 2/21/94 amendment thereto remain unchanged and in effect.

AMERICAN GREETINGS CORPORATION

By:
   ------------------------------------       ----------------------------
   Morry Weiss, Chairman & CEO                Jon Groetzinger, Jr.

   Dated:  June 18, 1996